UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 28, 2007

Security With Advanced Technology, Inc.
(Exact name of registrant as specified in charter)

Colorado
(State or other jurisdiction of incorporation)

001-32566 (Commission File Number)	20-1978398 (IRS Employer Identification No.)

10855 Dover Street, Suite 1100 Westminster, Colorado   80021
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (303) 439-0372

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 — Unregistered Sales of Equity Securities.

        In October 2006, Security With Advanced Technology, Inc. (the “Company”) completed a previously reported private placement of securities (the “October 2006 Private Placement”) pursuant to which the Company issued, among other securities, “B” Warrants (“‘B’ Warrants”) that were exercisable for a maximum of 1,492,500 shares of the Company’s common stock (“Common Stock”) at $4.75 per share.

        Between September 17 and September 27, 2007, holders of approximately 1,165,000 “B” Warrants entered into Warrant Conversion Agreements (the “Warrant Conversion Agreement”) with the Company pursuant to which such holders agreed to exercise their “B” Warrants for an aggregate of approximately 305,000 shares of the Company’s Common Stock and an aggregate of 860,000 shares of the Company’s Series A Preferred Stock (“Series A Preferred Stock”) at $3.20 per share each. The closing of the Warrant Conversion Agreements was completed effective September 28, 2007 and generated gross proceeds to the Company of approximately $3,606,000. The Series A Preferred Stock is non-voting, pays no dividends, contains no liquidation preference and is convertible into one share of Common Stock for each share of Series A Preferred Stock owned.

        Additionally, each holder of “B” Warrants that exercised their “B” Warrants pursuant to the terms of the Warrant Conversion Agreement received “B” Replacement Warrants (“‘B’ Replacement Warrants’”) equal to the number of “B” Warrants exercised at $3.20 per share. Accordingly, an aggregate of approximately 1,165,500 “B” Replacement Warrants were issued by the Company to such holders. The “B” Replacement Warrants are exercisable for shares of the Company’s Common Stock at $4.30 per share commencing six months from the date of issuance of the “B” Replacement Warrants and ending on the three year anniversary of such date. Further, the “B” Replacement Warrants may be exercised on a cashless basis beginning one year following the date of issuance of the “B” Replacement Warrants. The terms of the “B” Replacement Warrants contain conventional adjustments for stock splits and similar events as contained in the “B” Warrants and, except as otherwise set forth in the “B” Replacement Warrants and the Warrant Conversion Agreement, the terms of the “B” Replacement Warrants are substantially identical to the terms of the “B” Warrants.

        The Company is negotiating with certain consultants for the payment of consulting fees for services rendered in connection with the exercise of the “B” Warrants. The Company may agree to pay the consultants a cash fee of up to 4% of the gross proceeds to the Company.

        The purpose of the offering is to raise funds for product sales, marketing, promotion, inventory purchases and tooling and for working capital and general corporate purposes. A more detailed description of the use of proceeds for the offering is described in Exhibit 4.1 filed herewith.

        The exercise of the “B” Warrants and the issuance of the “B” Replacement Warrants were exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder, based upon the Company’s compliance with such rules and regulations. The Company received representations and warranties from all participating holders that they are “accredited investors” (as such term is defined in Rule 501 of Regulation D) and no form of general solicitation or general advertising was conducted in connection with the offering. The securities contain restrictions on transfer in accordance with the rules and regulations of the Securities Act and Regulation D.

        The foregoing summary of the Warrant Conversion Agreement and the “B” Replacement Warrants is qualified in its entirety by reference to the Warrant Conversion Agreement and form of “B” Replacement Warrant filed herewith as Exhibit 4.1.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        In connection with the offering described under Item 3.02 above, the Company filed a Second Certificate of Amendment to its Certificate of Designation of the Preferences, Rights, Limitations, Qualifications and Restrictions of the Series A Convertible Preferred Stock to increase the number of shares of the Company’s capital stock designated as Series A Preferred Stock from 2,800,000 shares to 3,600,000 shares.

Item 7.01 – Regulation FD Disclosure.

On October 4, 2007, the Company issued a press release announcing the closing of the offering described above. A copy of the press release is furnished as Exhibit 99.3 to this report.

        In accordance with General Instruction B.2 of Form 8-K, the information in this Item 8.01 of this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 8.01 — Other Information.

        As previously announced, a complaint was filed on April 13, 2007, in the United States District Court, Southern District of California, Case No. ‘07CV 0672 JAH POR, by Pepperball Technologies, Inc. (“PTI”) against the Company and the Company’s subsidiaries Vizer Group, Inc. (“Vizer”) and Avurt International, Inc. PTI alleges in the civil action that the prospective manufacture and distribution of the Company’s non-lethal projectile launchers infringed certain of PTI’s patents and breached a Reseller Agreement and Non-Disclosure Agreement between Vizer and PTI. PTI is seeking (a) unspecified damages for the alleged patent infringement and breach of contract, (b) an injunction to prohibit further alleged patent infringement and (c) other relief and costs. In connection with the Company’s defense of this lawsuit, on June 28, 2007, the Company filed documentation with the United States Patent and Trademark Office (“USPTO”) requesting that the USPTO re-examine two patents issued to PTI (US Patent Nos. 6,393,992 and 7,194,960) that are the subject of the alleged patent infringement claims in the lawsuit. The Company’s filing with the USPTO sought re-examination of the patents based upon 13 substantial new questions of patentability relating to the validity of the patents. On September 28, 2007, the USPTO notified the Company that the USPTO has granted the Company’s requests to re-examine these two patents based upon 12 of the 13 substantial new questions of patentability presented by the Company. The communications received from the USPTO are attached hereto as Exhibits 99.1 and 99.2.

        The Company’s press release issued on October 4, 2007 and referenced above also announces the USPTO’s decision to re-examine Patent Nos. 6,393,992 and 7,194,960. A copy of the press release is furnished as Exhibit 99.3 to this report.

Item 9.01 — Exhibits

Exhibit No.	Description

3.1	Second Certificate of Amendment to Certificate of Designation of the Preferences, Rights, Limitations, Qualifications and Restrictions of the Series A Convertible Preferred Stock

4.1	Form of Warrant Conversion Agreement (including the form of "B" Replacement Warrant)

99.1	Patent Reexamination Decision #7,194,960

99.2	Patent Reexamination Decision #6,393,992

99.3	Press release dated October 4, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2007	Security With Advanced Technology, Inc. By: /s/ Jeffrey G. McGonegal Jeffrey G. McGonegal Chief Financial Officer